SUPPLEMENT DATED FEBRUARY 21, 2008
TO

PROSPECTUSES DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY FOCUS II, FUTURITY SELECT FOUR,
FUTURITY ACCOLADE, AND FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective May 1, 2008, the name of the following investment option will be changed to:

Old Name	New Name

Alger American Small Capitalization Portfolio	Alger American SmallCap Growth Portfolio

Please retain this supplement with your prospectus for future reference.

SLUS Alger 2/08